SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Macro Fund
Effective on or about October 1, 2019, the prospectus is supplemented as follows:
The following replaces the first paragraph contained under “Main investments” in the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus:
Main investments. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange-traded funds (ETFs), and cash. There are generally no limits on asset class exposures, provided that risk parameters are met. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives. In addition, the fund may invest in ETFs, other registered investment companies or exchange-traded notes (ETNs) to gain exposure to certain asset classes, including commodities. The fund’s allocation to different global markets and to different investment instruments will vary depending on the overall economic cycle and assessment by portfolio management. The fund may also invest in asset backed securities, short-term securities and cash equivalents.
The following disclosure is added under the “MAIN RISKS” section of the fund’s summary prospectus:
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Effective on or about December 9, 2019, the prospectus is supplemented as follows:
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus.
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	5.75	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
September 20, 2019
PROSTKR-70

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R	INST	S
Management fee[2]	0.60	0.60	0.60	0.60	0.60	0.60
Distribution/service (12b-1) fees	0.24	0.25	0.99	0.50	None	None
Other expenses[3]	1.74	1.66	1.73	1.70	1.57	1.72
Acquired funds fees and expenses	0.02	0.02	0.02	0.02	0.02	0.02
Total annual fund operating expenses	2.60	2.53	3.34	2.82	2.19	2.34
Fee waiver/expense reimbursement	1.40	1.33	1.39	1.37	1.24	1.39
Total annual fund operating expenses after fee waiver/expense reimbursement	1.20	1.20	1.95	1.45	0.95	0.95
1 Investments of $1,000,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
2 “Management fee” is restated to reflect the fund’s new management fee rate effective December 9, 2019.
3 ”Other expenses“ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through September 30, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.18%, 1.18%, 1.93%, 1.43%, 0.93% and 0.93% for Class A, Class T, Class C, Class R, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including two years of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R	INST	S
1	$690	$369	$298	$148	$97	$97
3	1,077	762	760	606	438	454
5	1,631	1,320	1,493	1,238	940	989
10	3,136	2,841	3,435	2,941	2,321	2,453
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R	INST	S
1	$690	$369	$198	$148	$97	$97
3	1,077	762	760	606	438	454
5	1,631	1,320	1,493	1,238	940	989
10	3,136	2,841	3,435	2,941	2,321	2,453
Please Retain This Supplement for Future Reference
September 20, 2019
PROSTKR-70
2